NYSE: UAVS

Investor Presentation | October 2023

AgEagle Aerial Systems Inc.

Taking Autonomous Flight Performance to a Higher Level

AgEagle

SAFE HARBOR STATEMENT

This presentation and other written or oral statements made from time to time by representatives of AgEagle Aerial Systems Inc. (the "Company") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our financial and operational performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our services; impact of any litigation or infringement actions brought against us; competition from other providers and services; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation; the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. **All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.**

This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. Although the Company believes that the assumptions underlying such statements are reasonable, it cannot give assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the "Form 10-K"), filed with the Securities and Exchange Commission (the "SEC") on April 4, 2023. The statements in this presentation are summaries that are qualified by the Company's Form 10-K, which you should refer to and read in its entirety. Certain statements contained in this presentation relate to the historical experience of our founders, management team and their affiliates and investments. An investment in the Company is not an investment in any of our management team's past investments, companies or funds affiliated with them. The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future performance of the Company. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change.

No Offer or Solicitation

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

AgEagle



AgEagle offers customer-centric, advanced autonomous drone solutions that drive revenue at the intersection of flight hardware, sensors and software

DRONES, SENSORS & SOFTWARE FOR AUTOMATED AERIAL INTELLIGENCE

AgEagle delivers innovative autonomous robotics solutions that solve mission critical problems for our commercial and government clients


Flight
Hardware
eBee
Sensors
ALTUM-PT™
RedEdge-P™
Software
MEASURE
Ground Control
Field Check
World Class, Industry-Trusted Brands

AgEagle

OUR CORE VALUES

CURIOSITY
This pushes us to find value where others are not looking and deliver solutions best-suited to meet our clients' unique needs.

PASSION
This fuels our obsession with excellence and desire to understand the problems our clients face or will face in the future and surpass them.

INTEGRITY
This is not optional or situational at AgEagle. Integrity is the foundation for everything we do.

BEST-IN-CLASS SOLUTIONS: HIGH PRECISION FIXED-WING DRONES



eBee™

#1 fixed wing drone in the world & leading provider in the USA according to FAA

- Performed over one million flights globally
- Lightweight, hand-launched and able to operate vast distances Beyond-Visual-Line-of-Sight (BVLOS)
- First UAVs to be approved by the FAA for Operations Over People (OOP) and Operations Over Moving Vehicles in the United States
- First drone to receive EASA Design Verification for BVLOS and OOP and first to receive EASA's C2 Certificate
- *eBee X* cleared to fly OOP in Canada and BVLOS in Brazil
- In April 2023, awarded Contract byDoD Defense Innovation Unit to Equip eBee VISION drones with RAS-A IOP compliant ground control capabilities

AgEagle


4K video capture
32x zoom
Thermal imagery
Detect, track, and geo-locate objects
Live video feed from up to 12 mi l 20 km
Night vision capabilities

eBee VISION

Next Generation Intelligence, Surveillance and Reconnaissance Drone

For Military, Public Safety & Commercial Drone Operators Worldwide

- Commercially launched September 2023
- First sales to European Military Forces in March 2023; demos and early deliveries to defense agencies across U.S. and Europe underway
- Up to 90 minutes flight time; deployed in under three minutes by one person
- 4K video resolution with 32X zoom and thermal observation capabilities at distance of up to 12 miles

BEST-IN-CLASS SOLUTIONS: HIGH PERFORMANCE SENSORS

RedEdge-P™ & Altum-PT™

- Best in class multispectral, panchromatic & thermal sensors
- Integrated with over 150 different drones
- Featured in over 100 research publications globally
- One of the market leaders for agricultural drone applications




Panchromatic
Red Edge (717 nm)
NIR (842 nm)
Red (668 nm)
Green (560 nm)
Blue (475 nm)
CIR
NDRE
NDVI

AgEagle

BEST-IN-CLASS SOLUTIONS: HIGH PERFORMANCE SENSORS



RedEdge-P™ dual

Latest Sensor Innovation Introduced to Market in May 2023

- 10 spectral bands at 1.6 MP each
- Purpose-built for mirroring Landsat 8 and Sentinel-2 satellite bands in just one flight and at higher resolution of 0.8 inch per pixel at 200 feet
- Doubles analytical capabilities with single camera workflow
- Coastal blue band - the first of its kind in the market - was specifically designed for:
  - vegetation analysis of water bodies
  - water management
  - habitat monitoring, protection and restoration
  - Vegetation species and weeds identification

AgEagle

BEST-IN-CLASS SOLUTIONS: HIGH PERFORMANCE SOFTWARE-AS-A-SOLUTION

Drone Management and Flight Planning Made Easy

Measure Ground Control

- Leading drone operations and data management software
- Plans missions and autonomously executes flights
- Tracks activity and processes and analyzes data
- Features secure data storage and sharing; online collaboration and reporting
- Customer base of Fortune 500 and other industry-leading companies



MEASURE
Welcome to Ground Control
Recent Data Products
Recent Missions
0
0
0
0.00
MEASURE
Welcome to Ground Control

AgEagle

BEST-IN-CLASS SOLUTIONS: HIGH PERFORMANCE SOFTWARE-AS-A-SOLUTION

Field Check

Capturing Target Imagery Right the First Time


WELCOME TO FIELD CHECK
Real-time image quality analysis on location.
Start Field Check
Analyzing Image Data Set
Image Scan Successful!
Please review and proceed.
Accept & Continue
Analysis Results
Continue

- Latest AgEagle innovation unveiled in April 2023
- Flags poor quality, missing or blurry drone-captured imagery, as well as images with insufficient overlap or exposure
- Automatically generates a new flight plan to recapture essential images
- Enables drone operators to review and validate quality of imagery on project work site
- Eliminates time loss and costs associated with project reworks

AgEagle

WORLD CLASS CUSTOMERS

AGRICULTURE

- AgReliant® Genetics
- BASF We create chemistry
- Cargill
- Nutrien Ag Solutions
- StateFarm
- syngenta

ENERGY

- Ameren
- Berkshire Hathaway Energy
- CenterPoint Energy
- FPL
- enel
- energisa
- evergy

INSPECTION

- BARRICK
- BHP
- Drummond Company, Inc.
- FIRMATEK
- RioTinto

GOVERNMENT

- National Geospatial-Intelligence Agency, United States of America
- United States Air Force
- U.S. Border Patrol
- US Army Corps of Engineers®

AgEagle

SKYROCKETING OPPORTUNITY: RAPID MARKET EXPANSION

2022
> $30 Billion

CAGR (2023-2032)
>15%

2032
> $125 Billion

Global Market Insights: Global Commercial Drone Market | November 2022

AGRICULTURE


CONSTRUCTION


DEFENSE


ENVIRONMENTAL MONITORING


FORESTRY


MINING, QUARRIES


PUBLIC SAFETY


RESEARCH & EDUCATION


SERVICE PROVIDERS


SURVEILLANCE


SURVEYING, MAPPING, GIS


TURF MANAGEMENT


UTILITIES & ENGINEERING


AgEagle

HISTORICAL REVENUE PERFORMANCE: DYNAMIC GROWTH ON TAP

Fiscal Years Ended December 31 | Audited



$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$296,677
$1,285,000
$9,761,000
$19,094,000
$7,335,281
2019
2020
2021
2022
First Six Months 2023 (Unaudited)



FY2022 Segment Revenues
$600,000
$8,700,000
$9,800,000
Flight Hardware
Sensors
Software

AgEagle


UAVS
LISTED
NYSE AMERICA
NEW YORK STOCK EXCHANGE
AgEagle
THE OPENING BELL
UAVS
LISTED

MARKET SNAPSHOT

Exchange:	NYSE American
Ticker:	UAVS
Recent Stock Price (As of 10-2-2023):	$0.17
52-Week High/Low:	$0.65/$0.15
Market Capitalization:	$18.62 Million
Shares Outstanding:	109.51 Million
Fiscal Year End:	December 31

AgEagle

WHY AGEAGLE?

- Proprietary technologies, in-house capabilities and industry experience | ISO:9100 certified
- More than just customer- and product-centric, we are obsessed with innovation and knowing the needs of our customers before they do
- Market-tested drones, sensors and software solutions have earned longstanding trust and fidelity of customers worldwide
- Leading the industry in winning regulatory clearances for BVLOS and OOP missions
- Global network of more than 200 resellers in 75+ countries worldwide | GSA Contract Award in April 2023
- Focused on incremental revenue growth through global commercial and government market penetration



AgEagle



NYSE: UAVS

AgEagle Aerial Systems Inc.

www.ageagle.com

AgEagle